UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



               0-25680                                33-0264030
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      (Commission File Number)        (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)




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Item 5.    Sale of convertible debenture

On April 23, 2004, WaveRider Communications Inc. entered into a financing agreement with Crescent International Ltd. and Palisades Master Fund L.P., through investment management firm GreenLight (Switzerland) SA. The agreement includes the purchase of $2,125,000 of convertible debenture for $2,000,000 less fees and expenses. In addition, in consideration of entering the agreement, WaveRider has provided the purchasers with 2,687,152 common stock purchase warrants, which are exercisable for up to 5 years at $0.2076 per share.

Upon the effectiveness of a registration statement that the Company will file related to this transaction, the debentures will be convertible to common shares at $0.2175. The conversion rate is subject to adjustment if the average closing bid price of the Company's common stock trades below $0.2610. Upon notification of conversion, the Company has the option of issuing the requisite number of shares or paying a cash redemption amount. In addition, under certain terms and conditions, the Company has the ability to redeem all of the debentures through a cash payment.

In conjunction with the transaction, the Company paid GreenLight fees of $60,000 and legal costs of Crescent in the amount of $10,000. In addition, the Company reset the conversion price of its convertible debentures, issued to Crescent in July 2003 to $0.2175 and the exercise price of its Series R Warrants, issued to Crescent and Palisades, to $0.2076.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)    Exhibits

10.1       Press release dated April 26,2004

10.2 Security purchase agreement, dated April 23, 2004, between WaveRider Communications Inc., Crescent International Ltd. and
           Palisades Master Fund L.P.

10.3       Form of convertible debenture

10.4       Form of Series S common stock purchase warrant dated April 23, 2004

10.5       Registration rights agreement

10.6       Limited waiver of anti-dilution provisions by Palisades Master
           Fund L.P.

10.7       Limited waiver of anti-dilution provisions by Crescent
           International Ltd.



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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 26, 2004

                                    WAVERIDER COMMUNICATIONS INC.

                                    By: /s/ Bruce Sinclair
                                        ---------------------------------------
                                        Bruce Sinclair, Chief Executive Officer


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                                  Exhibit Index

10.1       Press release dated April 26,2004

10.2 Security purchase agreement, dated April 23, 2004, between WaveRider Communications Inc., Crescent International Ltd. and
           Palisades Master Fund L.P.

10.3       Form of convertible debenture

10.4       Form of Series S common stock purchase warrant dated April 23, 2004

10.5       Registration rights agreement

10.6       Limited waiver of anti-dilution provisions by Palisades Master
           Fund L.P.

10.7       Limited waiver of anti-dilution provisions by Crescent
           International Ltd.